Exhibit 32.2

CEO CERTIFICATION OF QUARTERLY REPORT

I, John C. Fortson, Executive Vice President and Chief Financial Officer of Ingevity Corporation (“the Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:

1. the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 3, 2016

/S/ JOHN C. FORTSON
John C. Fortson
Executive Vice President and Chief Financial Officer